Exhibit 99.2

 Investor SupplementFirst Quarter 2021

 Safe Harbor   This Presentation may include certain forward-looking statements, including, without limitation, statements concerning the conditions of our industry and our operations, performance, and financial condition, including, in particular, statements relating to our business, growth strategies, product development efforts, and future expenses. Forward-looking statements can be identified by words such as ‘‘anticipates,’’ ‘‘intends,’’ ‘‘plans,’’ ‘‘seeks,’’ ‘‘believes,’’ ‘‘estimates,’’ ‘‘expects,’’ and similar references to future periods, or by the inclusion of forecasts or projections. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy, and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties and risks (some of which are beyond our control) and changes in circumstances or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements.  As a result, our actual results may differ materially from those contemplated by the forward-looking statements. Except as required by law, we are under no obligation to, and expressly disclaim any obligation to, update or alter any forward-looking statements whether as a result of any such changes, new information, subsequent events or otherwise.Market data and industry information used throughout this Presentation are based on management’s knowledge of the industry and the good faith estimates of management. We also relied, to the extent available, upon management’s review of independent industry surveys and publications and other publicly available information prepared by a number of third party sources. All of the market data and industry information used in this Presentation involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information. While we believe the estimated market position, market opportunity and market size information included in this presentation are generally reliable, such information, which is derived in part from management’s estimates and beliefs, is inherently uncertain and imprecise. Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties. You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation to take (or refrain from taking) any particular action. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein.In addition to financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), this press release and the accompanying tables contain, and the conference call will contain, non-GAAP financial measures. We present non-GAAP measures including: adjusted EBITDA, and adjusted EBITDA margin. The non-GAAP financial information is presented for supplemental informational purposes only and is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Please refer to the supplemental information presented in the tables for reconciliations of the non-GAAP financial measures used in this press release to the most comparable GAAP financial measures.We believe that these non-GAAP financial measures provide useful information about our financial performance, enhance the overall understanding of our past performance and future prospects and allow for greater transparency with respect to important metrics used by our management for financial and operational decision-making. We believe that these measures provide an additional tool for investors to use in comparing our core financial performance over multiple periods with other companies in our industry. However, it is important to note that the particular items we exclude from, or include in, our non-GAAP financial measures may differ from the items excluded from, or included in, similar non-GAAP financial measures used by other companies in the same industry.  2

1st Quarter SaaS Highlights

Double-Digit Growth

Revenue +17% YoY
Ending Clients 44.5k

Customer Value Increasing

ARPU +26% YoY

Monthly Churn

2.5% (-90bps YoY)

Enhancements

CRM & Industry Verticalization

Effective Onboarding Driving Increased Engagement

Record Highs in Active Users, Time in-App, User Frequency, and Core Feature Use

Recognition

G2 Leader in 14 categories

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Note: Results do not include contribution from Sensis Acquisition

 1st Quarter Financial Highlights  4  Key Highlights:Q1 SaaS revenue accelerated to +17% YoY. Acceleration fueled by demand for SMBs to modernize and transition to the cloud. Recent product improvements drove expanded adoption and higher engagement among new and current clientsThryv continues to penetrate legacy captive client base and activate new clients via new channels execution    Note: Results include Sensis contribution subsequent to the March 1, 2021 acquisition date

   SaaS 1st Quarter Financial Highlights  5    SaaS seeing attractive returns on growth investments related to sales and onboarding    Proof that changes brought about from pandemic are durable as SMB demand for cloud tools continue to accelerate  SaaS clients returned to growth as headwinds related to lower-market attrition abate  Note: Results U.S. only and do not include contribution from Sensis Acquisition

 Marketing Services 1st Quarter Financial Highlights  6  Gradual structural change in market driving predictable declines Current industry has significant runway left with sales canvass process allowing for strong visibility into future revenuesPrint remains strong within target demo (55+, suburban, homeowners)Over 7 billion references to directories representing over 90% of industry total (3.3b print, 4.4b online)Highly variable cost structure to maintain strong EBITDA margins for many years Source of low CAC for conversion into Thryv SaaS platform  Note: Results U.S. only and do not include contribution from Sensis Acquisition

 Historical Segment Billings  7  Marketing Services billings rate of decline has stayed very consistent over time and has shown improvementPrint directories are published on a 15-month cycle and billed ratably ensuring a predictable stream of cash inflowManagement considers billings a useful operational metric for the business    Note: Results U.S. only and do not include contribution from Sensis Acquisition

 SaaS Metrics  8  Sequential Growth  Note: Results U.S. only and do not include contribution from Sensis Acquisition

Engagement

Highlights:

- Monthly active users increase 20% YoY in the 1st quarter
- Increase in user frequency a strong demonstration of the improved onboarding process and breadth of the Thryv platform
- Ease of use continues to drive overall adoption and ROI for clients
- Strategic investments in product, sales and marketing have expanded reach and platform capabilities to create durable long-term growth in SMB market



MAUs by Frequency (k)
26.0
26.6
27.0
28.4
31.3
+44% YoY
Q1-20
Q2-20
Q3-20
Q4-20
Q1-21
Daily
Weekly
Monthly

9

Note: Results U.S. only and do not include contribution from Sensis Acquisition

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   10    G2 Spring Report 2021 Leadership AwardsThryv Received Most Honors In A Single Quarter

 ThyrvPay Mobile App  11

ThryvPay Update


Avg. Volume Per Day
$175,000
$150,000
$125,000
$100,000
$75,000
$50,000
$25,000
$0
Launch
Nov
Dec
Jan
Feb
Mar
Apr

Continued Strength in Adoption

$15M TPV

1,700 merchant sign-ups

Requesting payments with Thryv digital invoices reduces friction

Clients paid faster; Next day funds

Minimizes late or missed payments

Thru scheduled pay, installment, and membership plans

Avg Transaction Size

~$400

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12 *Note: Results U.S. only and do not include contribution from Sensis Acquisition*

 FY 2021 Outlook  13    FY 2021  Management Commentary  U.S. SaaS Revenue  $151 to $153 million   Raising previous guidance of $140 to $145 millionExpect high-teens growth in Q2  U.S. Marketing Services Revenue  $740 to $760 million  Maintaining guidance due to visibility in sales canvass process Q2: $183 to $191 millionQ3: $190 to $195 millionQ4: $139 to $146 million  Thryv International1  $180 to $200 million (AUD)  Revenue guidance reflects 10 months of Sensis ownershipQ2: $80 to $88 millionQ3: $35 to $40 millionQ4: $50 to $57 million  1. The company recognized revenue of $20 million AUD for Sensis Holdings during the March 2021 period

2021 Priority Progress

Engagement

- Continue to educate clients on features and how to leverage capabilities within platform
- Expand app marketplace and drive time in-app

Drive Cloud Adoption In SMB Market

- Aggressively sell Thryv via new channels as business environment recovers
- Convert "unclouded"
- Efficiently and effectively onboard clients

Sensis Integration & SaaS Launch

- Connect businesses
- Penetrate existing Sensis clients *(on track for 2H'21)*
- Sign-up new clients *(on track for 2H'21)*

Capital Allocation

- Aggressively paydown debt

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15  Appendix

   Appendix: Non-GAAP Financial Reconciliation  16  Note: Results include Sensis contribution subsequent to the March 1, 2021 acquisition date